UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 27, 2001


                                 FX ENERGY, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Nevada                          0-25386                 87-0504461
--------------------------------  ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


                  3006 Highland Drive
                       Suite 206
                  Salt Lake City, Utah                            84106
        ------------------------------------------         ------------------
         (Address of Principal Executive Offices)              (Zip Code)


               Registrant's Telephone Number, including Area Code:
                                 (801) 486-5555


                                      N/A
             ------------------------------------------------------
                         (Former name, former address,
              and formal fiscal year, if changed since last report)

--------------------------------------------------------------------------------
                              ITEM 5. OTHER EVENTS
--------------------------------------------------------------------------------

         FX Energy, Inc. has successfully completed field testing on the Wilga #2 and the Tuchola #6 wells. Estimates of reserves and flow rates will be calculated in the next few weeks and preliminary engineering for the Wilga hookup is expected to start soon after.

         Completion marks the end of FX Energy's "carried" exploration program with Apache Corporation. FX Energy believes the Tuchola and Wilga wells are the immediate fruits of that effort, but the entire Pomeranian acreage block is the real prize. FX Energy's strategy going forward will be to concentrate its efforts and resources in the Permian region in western Poland where its best drilling successes have been in the Pomeranian and Fences projects.

         Management plans to select new drill sites in these areas later in the third quarter when new 2D and 3D seismic have been processed and interpreted. In line with its new strategic focus, management also announced that FX Energy will shed most of its exploration acreage outside the Permian region. The Company will relinquish interests in the Warsaw West, Carpathian, and Lublin areas, except for its 45% interest in Lublin block 255, where reserve and production tests have just been concluded on the Wilga #2 well prior to expected connection to the gas system.

         Now that its exploration program and exclusive area of mutual interest with Apache are completed, FX Energy will focus on expanding its relationship with the Polish Oil and Gas Company. Furthermore, with industry showing increasing interest in Poland's underdeveloped energy market, FX Energy believes this appears to be an opportune time for it to pursue an industry partnership focused on the exploitation of its high-graded acreage and prospects.

         FX Energy and its partners are exploring for and producing gas in Poland. Its shares are traded on Nasdaq National Market.

                               -------------------

This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 2000 annual report on Form 10-K, its quarterly reports on Form 10-Q, and other SEC reports.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           FX ENERGY, INC.
                                           Registrant



Dated:  July 30, 2001                      By /s/ Scott J. Duncan
                                              ----------------------------------
                                              Scott J. Duncan, Vice-President

                                       3